Sub-Item 102P1:  Exhibits
(e)	Copies of any new or amended Registrant
investment advisory contracts
The following advisory and sub-advisory contracts are incorporated by reference from Registrants
Post-Effective Amendment No. 25 to its Registration
Statement, filed on October 26, 2006:
Investment Advisory Agreement, dated September 29,
2006, by and between Old Mutual Capital, Inc. and the Registrant, with respect to Old Mutual VA Asset
Allocation Conservative Portfolio, Old Mutual VA
Asset Allocation Balanced Portfolio, Old Mutual VA
Asset Allocation Moderate Growth Portfolio, Old
Mutual VA Asset Allocation Growth Portfolio, Old
Mutual Analytic VA Defensive Equity Portfolio, and
Old Mutual Analytic VA Global Defensive Equity
Portfolio.
Investment Sub-Advisory Agreement, dated September
29, 2006, by and among Registrant, Old Mutual
Capital, Inc., and Ibbotson Associates Advisors, LLC with respect to Old Mutual VA Asset Allocation
Conservative Portfolio, Old Mutual VA Asset
Allocation Balanced Portfolio, Old Mutual VA Asset
Allocation Moderate Growth Portfolio, and Old Mutual
VA Asset Allocation Growth Portfolio.

Investment Sub-Advisory Agreement, dated September
29, 2006, by and among Registrant, Old Mutual
Capital, Inc., and Analytic Investors, Inc. with respect to Old Mutual VA Asset Allocation
Conservative Portfolio, Old Mutual VA Asset
Allocation Balanced Portfolio, Old Mutual VA Asset
Allocation Moderate Growth Portfolio, and Old Mutual
VA Asset Allocation Growth Portfolio.

Investment Sub-Advisory Agreement, dated September
29, 2006, by and among Registrant, Old Mutual
Capital, Inc., and Barrow, Hanley, Mewhinney &
Strauss, Inc. with respect to Old Mutual VA Asset
Allocation Conservative Portfolio, Old Mutual VA
Asset Allocation Balanced Portfolio, Old Mutual VA
Asset Allocation Moderate Growth Portfolio, and Old
Mutual VA Asset Allocation Growth Portfolio.

Investment Sub-Advisory Agreement, dated September
29, 2006, by and among Registrant, Old Mutual
Capital, Inc., and Clay Finlay Inc. with respect to
Old Mutual VA Asset Allocation Conservative
Portfolio, Old Mutual VA Asset Allocation Balanced
Portfolio, Old Mutual VA Asset Allocation Moderate
Growth Portfolio, and Old Mutual VA Asset Allocation
Growth Portfolio.
Investment Sub-Advisory Agreement, dated October 17,
2006, by and among Registrant, Old Mutual Capital,
Inc., and Copper Rock Capital Partners, LLC with respect to Old Mutual VA Asset Allocation
Conservative Portfolio, Old Mutual VA Asset
Allocation Balanced Portfolio, Old Mutual VA Asset
Allocation Moderate Growth Portfolio, and Old Mutual
VA Asset Allocation Growth Portfolio.

Investment Sub-Advisory Agreement, dated September
29, 2006, by and among Registrant, Old Mutual
Capital, Inc. and Dwight Asset Management Company with respect to Old Mutual VA Asset Allocation
Conservative Portfolio, Old Mutual VA Asset
Allocation Balanced Portfolio, Old Mutual VA Asset
Allocation Moderate Growth Portfolio, and Old Mutual
VA Asset Allocation Growth Portfolio.

Investment Sub-Advisory Agreement, dated September
29, 2006, by and among Registrant, Old Mutual
Capital, Inc., and Heitman Real Estate Securities
LLC with respect to Old Mutual VA Asset Allocation
Conservative Portfolio, Old Mutual VA Asset
Allocation Balanced Portfolio, Old Mutual VA Asset
Allocation Moderate Growth Portfolio, and Old Mutual
VA Asset Allocation Growth Portfolio.

Investment Sub-Advisory Agreement, dated September
29, 2006, by and among Registrant, Old Mutual
Capital, Inc., and Liberty Ridge Capital, Inc. with respect to Old Mutual VA Asset Allocation
Conservative Portfolio, Old Mutual VA Asset
Allocation Balanced Portfolio, Old Mutual VA Asset
Allocation Moderate Growth Portfolio, and Old Mutual
VA Asset Allocation Growth Portfolio.

Investment Sub-Advisory Agreement, dated October 17,
2006, by and among Registrant, Old Mutual Capital,
Inc., and Provident Investment Counsel, Inc. with respect to Old Mutual VA Asset Allocation
Conservative Portfolio, Old Mutual VA Asset
Allocation Balanced Portfolio, Old Mutual VA Asset
Allocation Moderate Growth Portfolio, and Old Mutual
VA Asset Allocation Growth Portfolio.

Investment Sub-Advisory Agreement, by and among Registrant, Old Mutual Capital, Inc., and Rogge
Global Partners PLC, Thompson with respect to Old
Mutual VA Asset Allocation Conservative Portfolio,
Old Mutual VA Asset Allocation Balanced Portfolio,
Old Mutual VA Asset Allocation Moderate Growth
Portfolio, and Old Mutual VA Asset Allocation Growth
Portfolio.

Investment Sub-Advisory Agreement, dated October 16,
2006, by and among Registrant, Old Mutual Capital,
Inc., and Thompson, Siegel & Walmsley, Inc. with respect to Old Mutual VA Asset Allocation
Conservative Portfolio, Old Mutual VA Asset
Allocation Balanced Portfolio, Old Mutual VA Asset
Allocation Moderate Growth Portfolio, and Old Mutual
VA Asset Allocation Growth Portfolio.

Investment Sub-Advisory Agreement, dated October 17,
2006, by and among Registrant, Old Mutual Capital,
Inc., Thomson Horstmann & Bryant, Inc. with respect to Old Mutual VA Asset Allocation Conservative
Portfolio, Old Mutual VA Asset Allocation Balanced
Portfolio, Old Mutual VA Asset Allocation Moderate
Growth Portfolio, and Old Mutual VA Asset Allocation
Growth Portfolio.

The following sub-advisory contract is incorporated by reference from Registrants Post-Effective
Amendment No. 26 to its Registration Statement, filed on November 27, 2006:
Investment Sub-Advisory Agreement, by and among Registrant, Old Mutual Capital, Inc., and Acadian
Asset Management, Inc. with respect to Old Mutual VA
Asset Allocation Conservative Portfolio, Old Mutual
VA Asset Allocation Balanced Portfolio, Old Mutual
VA Asset Allocation Moderate Growth Portfolio, and
Old Mutual VA Asset Allocation Growth Portfolio.